                                                                  Exhibit 13(e)




                                   FORM OF

               AMENDED APPENDIX A DATED ____________________TO

        DRESDNER RCM GLOBAL FUNDS, INC. DISTRIBUTION AND SERVICE PLAN

FUND/CLASS                                                   DISTRIBUTION FEE

Dresdner RCM Large Cap Growth Fund

         Class N                                             0.25%

Dresdner RCM Global Small Cap Fund

         Class N                                             0.25%

Dresdner RCM Global Technology Fund

         Class N                                             0.25%

Dresdner RCM Emerging Markets Fund

         Class N                                             0.25%

Dresdner RCM Tax Managed Growth Fund

         Class N                                             0.25%

Dresdner RCM Global Equity Fund

         Class N                                             0.25%

Dresdner RCM Strategic Income Fund

         Class N                                             0.25%

Dresdner RCM Internet Fund

         Class N                                             0.25%


                                 Page 1